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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 29, 2007

                                Youbet.com, Inc.
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             (Exact name of registrant as specified in its charter)



       Delaware                       0-26015                   95-4627253
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(State or other                (Commission File             (I.R.S. Employer
 jurisdiction of                   Number)                   Identification
 incorporation)                                                    No.)



                               5901 De Soto Avenue
                        Woodland Hills, California 91367
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          (Address of principal executive offices, including zip code)


                                 (818) 668-2100
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              (Registrant's telephone number, including area code)




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             (Former name or address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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



Item 5.02.  Election of Director.

On November 29, 2007, the nominating and corporate governance committee recommended to our board of directors that Michael D. Sands fill one of the vacancies on the board of directors, and the board of directors unanimously approved Mr. Sands' election to the Youbet board of directors. A copy of our press release announcing Mr. Sands' election is being filed with this report as
Exhibit 99.1.

Mr. Sands, age 40, is managing partner of Ascenda Partners LLC, a consulting firm he co-founded in June 2007. Prior to Ascenda, Michael Sands served as chief operating officer of the Consumer Travel Americas unit within Cendant Travel Distribution Services until November 2006, where he was responsible for overseeing the operations and management of the consumer websites, including Orbitz, CheapTickets, Away.com and Lodging.com. Mr. Sands joined Orbitz as vice president, marketing in September of 2000, was chief marketing officer from December 2001 until the summer of 2004, and then general manager of Orbitz Ventures until Orbitz was acquired by Cendant Corporation in November 2004. Mr. Sands received a B.S. in Communications from Northwestern University in 1989 and an M.M. from the Kellogg School at Northwestern University in 1996.

Ascenda Partners provided marketing consulting services to us in 2007 for which it will receive customary fees of approximately $310,000 in the aggregate.

Item 9.01         Financial Statements and Exhibits.

                  (a) Not applicable.

                  (b) Not applicable.

                  (c) Not applicable.

                  (d) Exhibit:

                      99.1     Press Release, dated as of December 4, 2007.

                                    SIGNATURE




     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                 YOUBET.COM, INC.



Dated: December 4, 2007          By: /s/ James A. Burk
                                     ------------------------------------------
                                     James A. Burk
                                     Chief Financial Officer

                                                                   Exhibit 99.1


                             [Youbet.com, Inc. Logo]

For Immediate Release



          Michael D. Sands elected to the Youbet.com Board of Directors

         Woodland Hills, CA, December 4, 2007 - Youbet.com, Inc. (NASDAQ:UBET) announced today the election of Michael D. Sands to the Company's Board of Directors. Sands, an original member of the Orbitz management team, previously served as the Chief Operating Officer of the Consumer Travel Americas division within Cendant Travel Distribution Services (CTDS), where he was responsible for overseeing the operations and management of travel sites Orbitz, CheapTickets, Away.com, Lodging.com and The Neat Group.

         Sands brings to Youbet's Board a deep knowledge of Internet marketing and transaction-based business models, along with expertise in delivering an exceptional online customer experience and driving operational efficiency. Sands' experience at Orbitz in balancing the interests of the company's airline and hotel partners with that of its customers will provide a valuable model to Youbet in its efforts to secure racing content and provide further handle growth to its partners. Sands was engaged by Youbet this past summer to consult on these and other issues, and as a result, is familiar with the company's management, employees and operations. He was nominated to serve by the Board's nominating and corporate governance committee to fill one of the Company's Director vacancies, and the Board unanimously approved his election.

         Jack Liebau, President of Bay Meadows and Hollywood Park and a Youbet Director since 2005 commented, "Michael's unique understanding of e-Commerce will provide an important perspective to Youbet's Board and management team. We hope to leverage Michael's experience from Orbitz and believe he will bring valuable insights into building a mutually productive relationship with our track partners and horsemen that will provide long-term benefits for Youbet and the industry as a whole."

         Sands is currently Managing Partner of Ascenda Partners, a consulting firm he co-founded in June 2007. Prior to Ascenda and CTDS, Sands worked for General Motors Corporation where he was one of a select group of external marketers brought in to improve the auto company's North American marketing efforts. Before joining General Motors, Sands was part of advertising agency Leo Burnett Co., where one of his projects was the first-generation launch of United Airlines' website, United.com. He received a B.S. in Communications from Northwestern University and an M.M. from the Kellogg School at Northwestern University.


About Youbet.com, Inc.

           Youbet.com is a diversified provider of technology and pari-mutuel horse racing content for consumers through Internet and telephone platforms and is a leading supplier of totalizator systems, terminals and other pari-mutuel wagering services and systems to the pari-mutuel industry through its United Tote subsidiary. Youbet.com's International Racing Group subsidiary is the only pari-mutuel rebate provider to be licensed by a U.S. racing regulatory jurisdiction.

           Youbet.com's website offers members the ability to watch and, in most states, wager on the widest variety of horse racing content available worldwide. Through this platform, Youbet offers members commingled track pools, live audio/video, up-to-the-minute track information, real-time wagering information, phone wagering, race replays, simultaneous multi-race viewing and value-added handicapping products. Youbet.com's Players Trust(SM) revolutionized advanced deposit wagering by placing player deposits in the custody of a major U.S. financial institution.

           The Youbet Advantage(TM) Player Rewards Program is the only player incentive program of its kind in the U.S. pari-mutuel market; and Youbet's play-for-points racing education website - www.Youbet.net - is helping to attract new fans to racing. Youbet.com is the exclusive provider of horse racing content for CBS SportsLine.com. More information on Youbet.com can be found at www.youbet.com.

Forward-Looking Statements

           This press release contains certain forward-looking statements. Statements containing expressions such as "may," "will," "project," "might," "expect," "believe," "anticipate," "intend," "could," "would," "estimate," "potential," "continue," or "pursue," or the negative or other variations thereof or comparable terminology used in Youbet's press releases and in its reports filed with the Securities and Exchange Commission are intended to identify forward-looking statements. These forward-looking statements, which are included in accordance with the Section 21E of the Securities Exchange Act of 1934, as amended, may involve known and unknown risks, uncertainties and other factors that may cause Youbet's actual results and performance in future periods to be materially different from any future results or performance suggested by the forward-looking statements in this press release. Although Youbet believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that actual results will not differ materially from these expectations. These risks, uncertainties and other factors include our ability to successfully manage expenses and execute on revenue enhancements and wagering ceasing to be legal in jurisdictions where we currently operate, the limitation, conditioning or suspension of any of our licenses, the progress and ultimate outcome of the federal government investigation involving IRG customers. Other risks are discussed in Youbet's Form 10-K for the year ended December 31, 2006, and in Youbet's other filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this press release. Youbet does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions that may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.


                                      # # #


CONTACT:

Youbet.com, Inc.     Beacon Advisors             Integrated Corporate Relations
Jim Burk, CFO        Hud Englehart (Media)       William Schmitt (Investors)
818.668.2100         513.533.4800                203.682.8200